AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of July 21, 2021 is by and among Siena Lending Group LLC (“Lender”) and TransAct Technologies Incorporated, a Delaware corporation (“Borrower”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.
RECITALS
A.            Lender and Borrower have previously entered into that certain Loan and Security Agreement dated as of March 13, 2020 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrower.
B.            Borrower has requested that Lender amend certain terms and conditions of the Loan Agreement as set forth herein.
C.            Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.            Amendments to Loan Agreement. As of the effective date of this Amendment, the Loan Agreement is hereby amended as follows:
(a)            Schedule B to the Loan Agreement is hereby amended by the addition of the definition of “Amendment No. 1 Effective Date” to read in its entirety as follows:
“Amendment No. 1 Effective Date” means July 21, 2021.
(b)            Schedule E to the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.
2.            Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Lender, of the following conditions.
(a)            Amendment. Lender shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.
(b)                        Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c)                        Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Lender.
3.            Condition Subsequent - Securities Account Control Agreement.
(a)            Within forty-five (45) days following the Amendment No. 1 Effective Date, Lender shall have received a control agreement, in form and substance reasonably acceptable to Lender, with respect to the account of Borrower maintained at Kestra Investment Services, LLC. Failure by Borrower to comply with the provisions of this Section 3 shall constitute an Event of Default under the Loan Agreement.
(b)            Lender hereby acknowledges and agrees that, upon the effectiveness of this Amendment, Borrower will have satisfied all requirements set forth in the Loan Agreement with respect to the account of Borrower maintained at Kestra Investment Services, LLC, and that neither the establishment and maintenance of such account nor the investment of funds through such account constitutes a Default or Event of Default; provided that failure by Borrower to comply with the provisions of Section 3(a) shall constitute an Event of Default.
4.            Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)                        Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
(b)                        Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and is in full force and effect.
(c)                        Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
(d)                        Due Execution. The execution, delivery and performance of this Amendment have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.
(e)                        No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

5.            Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.
6.            Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile, email or other form of electronic transmission (including, without limitation, DocuSign) shall be deemed to be an original signature hereto.
7.            Reference to and Effect on the other Loan Documents.
(a)            Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(b)            Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower and Lender.
(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.
(d)            To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
8.            Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
9.            Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under applicable law, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:
TRANSACT TECHNOLOGIES INCORPORATED

By: /s/ Steven A. DeMartino
Name: Steven A. DeMartino
Its: President, Chief Financial Officer, Treasurer and Secretary

LENDER:

SIENA LENDING GROUP LLC,

By: /s/ James Persico
Name: James Persico
Title: Authorized Signatory

By: /s/ Martin Goni
Name: Martin Goni
Title: Authorized Signatory

Exhibit A to Amendment No. 1 to Loan and Security Agreement
Schedule E
Financial Covenant

Minimum Excess Availability.  Borrower shall not permit Excess Availability, measured as of the end of each calendar month and commencing with the calendar month ending July 31, 2021, to be less than $750,000.